Victory Portfolios

Victory High Income Municipal Bond Fund

Supplement dated January 23, 2023,

to the Summary Prospectus and Prospectus each dated May 1, 2022

After 30 years in the investment industry, effective June 1, 2023, Regina G. Conklin plans to retire as a portfolio manager with USAA Investments, a Victory Capital Management Inc. Investment Franchise. At that time, Andrew Hattman will be named Head of Municipal Bond Portfolio Management and continue managing the tax-exempt mutual funds along with Lauren Spalten. The following changes will be effective June 1, 2023.

The following disclosure replaces the section titled "Management of the Fund – Investment Adviser" of the Summary Prospectus and Prospectus.

Investment Team
	Title	Tenure with the Fund
Senior Portfolio Manager, Head of
Andrew Hattman, CFA, CAIA	Municipal Bond Portfolio Management	Since 2019
Lauren Spalten	Portfolio Manager	Since 2021

The disclosure referencing Regina G. Conklin under "Portfolio Management" on page 41 of the Prospectus is deleted and the disclosure referencing Andrew Hattman is replaced with the following:

Andrew Hattman, CFA, CAIA, Victory Capital Senior Portfolio Manager and Head of Municipal bond Portfolio Management–USAA Investments, a Victory Capital Investment Franchise, has co-managed the Funds since 2019. Mr. Hattman has 11 years of investment management experience, eight years of which were with AMCO, which was acquired by the Adviser's parent company in 2019. Mr. Hattman holds CFA and CAIA designations.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.